ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ № 27 А
к Договору № ЕО-ЕАО/30-12 от 01.12.04г.
между компанией «Euro-Asian Oil AG»
и ТОО "Емир-Ойл"

г. Актау 04 июня 2007г.

ТОО «Емир-Ойл», в лице Генерального директора Толмакова Т.К. действующего на основании Устава с одной стороны и **Компания «Euro-Asian Oil AG»** в лице директора Михайлова М.И., действующего на основании Устава с другой стороны, пришли к соглашению о внесении в условия Договора № ЕО-ЕАО/30-12 (именуемого в дальнейшем «Договор») следующих дополнений:

1. Изменить пункт 1.1. ПРЕДМЕТ ДОГОВОРА №ЕО-ЕАО/30-12 от 01.12.2004г. изложить в следующей редакции:

«1.1. Продавец обязуется продать и поставить, а Покупатель оплатить и принять сырую нефть (именуемая далее Товар) на условиях FCA (ИНКОТЕРМС – 2000), станция Мангышлак, ЗАО НК «Казахстан Темир Жолы» с дальнейшей поставкой Покупателем в дальнее зарубежье на экспорт, на условиях определенных настоящим Договором, минимально 38 880 тонн в период с 01 декабря 2004 года по 31 декабря 2007 года».

2. Пункт 11.1. СРОК ДЕЙСТВИЯ ДОГОВОРА №ЕО-ЕАО/30-12 от 01.12.2004г. изложить в следующей редакции:
«Настоящий Договор вступает в силу с момента его подписания Сторонами и действует до 31 декабря 2007 года до завершения полного взаиморасчета».

3. Данное Дополнительное соглашение является неотъемлемой частью Договора. Никакие другие пункты Договора не были исправлены.

4. Данное Дополнительное соглашение составлено в трех одинаковых экземплярах, каждый из которых имеет одинаковую юридическую силу.

5. Подписи Сторон

ПРОДАВЕЦ
Генеральный директор

Толмаков Т.К______________________

ПОКУПАТЕЛЬ
Директор

Михайлов М.И. ______________________

ADDITIONAL AGREEMENT # 27 A
to the Contract # EO-EAO/30-12 dated 01.12.04
between Euro-Asian Oil AG
and LLP EmirOil

Aktau June 04, 2007

LLP Emir – Oil, represented by director Mr. Tolmakov T.K., acting on the basis of the Charter and **Euro-Asia Oil AG,** represented by Director Michael Ivanov Michailov, acting on the basis of the Charter, agreed to include following additional terms into Contract # EO-EAO/30-12 (hereinafter the "Contract"):

1.To amend subclause 1.1. SUBJECT OF THE CONTRACT # EO-EAO / 30-12 dated 01.12.04 as follows:

1.1. The seller undertakes to sell and put, and the Buyer to pay and accept crude oil (called further the Goods) on conditions FCA (INKOTERMS-2000), station Mangyshlak, Joint-Stock Company NK " Kazakhstan Temir Zholy " with the further delivery by the Buyer in the far abroad on export, on conditions certain by the present Contract, 38 880 tons during from December, 01st, till December, 31st, 2007 " are minimal.

2. Item 11.1. VALIDITY of the CONTRACT # EO-EAO /30-12 from 01.12.2004. To state in following edition:
«the Present Contract inures from the moment of its signing by the Parties and operates till December, 31st, 2007 before end full intercalculation ".

3. The given Additional agreement is an integral part of the Contract. No other items of the Contract have been corrected.

4. The given Additional agreement is made in three identical copies each of which has identical legal effect.

5. Signatures of the Parties

Seller
General Director

____________________**Tolmakov T.K.**

Buyer
Director

________________**Michael Ivanov Michailov**